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                     VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2007 - OCTOBER 31, 2007

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
                                                            AMOUNT OF    % OF
                                  OFFERING      TOTAL         SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/    SIZE OF  PRICE OF     AMOUNT OF    PURCHASED  PURCHASED     TOTAL                   PURCHASED
 PURCHASED  TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND    BY FUND     ASSETS      BROKERS        FROM
----------  ----------  --------  --------  --------------  ---------  ---------  ----------  -----------  ------------
  Buckeye                                                                                        Bear,
  Tobacco                                                                                      Stearns &
Settlement                                                                                     Co. Inc.,
 Financing   10/24/07       --     $97.08   $5,531,594,541  7,000,000    0.13%       4.85%    Citi, DEPFA  Bear Stearns
  Agency                                                                                         First
                                                                                                 Albany
                                                                                               Securities
                                                                                                  LLC,
                                                                                                Goldman
                                                                                                Sachs &
                                                                                                  Co.,
                                                                                               JPMorgan,
                                                                                                Merrill
                                                                                                Lynch &
                                                                                              Co., Morgan
                                                                                                Stanley,
                                                                                                  A.G.
                                                                                               Edwards &
                                                                                               Sons, Inc.
                                                                                                Banc of
                                                                                                America
                                                                                               Securities
                                                                                              LLC, Butler
                                                                                              Wick & Co.,
                                                                                                 Inc.,
                                                                                                Fidelity
                                                                                                Capital
                                                                                                Markets
                                                                                               Services,
                                                                                              Fifth Third
                                                                                              Securities,
                                                                                               Inc., The
                                                                                               Huntington
                                                                                               Investment
                                                                                                Company,
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
                                                                                                Key Banc
                                                                                                Capital
                                                                                                Markets
                                                                                                 Lehman
                                                                                               Brothers,
                                                                                                  Loop
                                                                                                Capital
                                                                                                Markets,
                                                                                                  LLC,
                                                                                                NatCity
                                                                                              Investments
                                                                                               Inc., PNC
                                                                                                Capital
                                                                                                Markets,
                                                                                                Raymond
                                                                                                James &
                                                                                              Associates,
                                                                                               Inc., RBC
                                                                                                Capital
                                                                                                Markets,
                                                                                                  Rice
                                                                                               Financial
                                                                                                Products
                                                                                                Company,
                                                                                               Robert W.
                                                                                                Balrd &
                                                                                                  Co.,
                                                                                               SBK-Brooks
                                                                                               Investment
                                                                                                 Corp.,
                                                                                                Siebert
                                                                                               Brandford
                                                                                                Shank &
                                                                                                Co., LLC
                                                                                                and UBS
                                                                                               Investment
                                                                                                  Bank
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